Other Assets (Notes)	12 Months Ended
Dec. 31, 2017
Disclosure of financial assets [abstract]
Other Assets
Other Assets
The components of other assets are as follows:

As at Dec. 31	2017	2016
South Hedland prepaid transmission access and distribution	75	—
Deferred licence fees	13	15
Project development costs	53	46
Deferred service costs	15	16
Mississauga long-term receivable (Note 4)	—	116
Long-term prepaids and other assets	44	44
Loan receivable	33	—
Keephills Unit 3 transmission deposit	4	5
Total other assets	237	242

South Hedland prepaid costs relate to certain prepaid electricity transmission and distribution costs that are amortized on a straigh-line basis over the South Hedland PPA contract life.
Deferred licence fees consist primarily of licences to lease the land on which certain generating assets are located, and are amortized on a straight-line basis over the useful life of the generating assets to which the licences relate.
Project development costs are primarily comprised of the Corporation’s Sundance 7 and Dunvegan projects in Alberta. In December 2015, the Corporation repurchased its partner’s 50 per cent share in TAMA Power, the jointly controlled entity developing the Sundance 7 project, for consideration of $10 million, payable in four years and an option for its partner to re-enter the development projects of TAMA Power at accumulated cost during this period.
Deferred service costs are TransAlta’s contracted payments for shared capital projects required at the Genesee Unit 3 and Keephills Unit 3 sites. These costs are amortized over the life of these projects.
Mississauga long-term receivable relates to amounts recognized as a result of entering into the new contract. Fixed monthly payments are to be received until Dec. 31, 2018. See Notes 4 and 12 for further details.
Long-term prepaids and other assets include the funded portion of the TransAlta Energy Transition Bill commitments discussed in Note 32.
The loan receivable relates to the advancement by the Corporation's subsidiary, Kent Hills Wind LP, of $38 million (net) of the Kent Hills Wind bond financing proceeds to its 17 per cent  partner.  The loan bears interest at 4.55 per cent, with interest payable quarterly, commencing on Dec. 31, 2017, is unsecured and matures on Oct. 2, 2022. The Corporation may, at any time, demand repayment of any advances outstanding for the purpose of funding any capital required. The current portion of $5 million is included in accounts receivable and the long-term portion of the $33 million is included in other assets.
The Keephills Unit 3 transmission deposit is TransAlta’s proportionate share of a provincially required deposit. The full amount of the deposit is anticipated to be reimbursed over the next four years to 2021, as long as certain performance criteria are met.